UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 6, 2018 (April 2, 2018)

Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to the Caesars Entertainment Corporation 2017 Performance Incentive Plan

On April 2, 2018 Caesars Entertainment Corporation (the “Company”) amended the Caesars Entertainment Corporation 2017 Performance Incentive Plan (the “2017 Plan”) to require the Company to obtain stockholder approval in order to reduce the exercise price of outstanding options or stock appreciation rights (“SARs”) or to cancel outstanding options or SARs in exchange for cash, other awards or options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

The foregoing summary is qualified in its entirety by reference to the full text of the amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Performance Stock Unit Award Agreement

On April 2, 2018, the Compensation and Management Development Committee of the Board of Directors of the Company (the “Board”) approved Performance Stock Unit Award Agreements (the “PSU Award Agreement”) for participants under the 2017 Plan. Subject to the terms of the PSU Award Agreement, a recipient will receive a target number of performance stock units (“PSUs”) for which the actual number of PSUs earned will be from 0% to 200% of the target PSUs, with each PSU representing the right to receive payment in respect of one share of common stock of the Company. The PSU performance measure is adjusted EBITDA, as defined in the PSU Award Agreement. The PSUs are subject to a three-year performance period that is further subdivided into three annual performance periods which are each a single calendar year.

The foregoing summary is qualified in its entirety by reference to the full text of the forms of Performance Stock Unit Award Agreements for executives and for the Company’s Chief Executive Officer, which are attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated by reference herein.

Board Member Stock Grant Agreement

On April 2, 2018, the Compensation and Management Development Committee of the Board approved a Board Member Stock Grant Agreement for members of the Board pursuant to the 2017 Plan. A recipient of the grant will receive fully vested shares of common stock of the Company.

The foregoing summary is qualified in its entirety by reference to the full text of the form of Board Member Stock Grant Agreement, which is attached hereto as Exhibit 10.4 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to Caesars Entertainment Corporation 2017 Performance Incentive Plan.

10.2	Form of Caesars Entertainment Corporation 2017 Performance Incentive Plan Performance Stock Unit Award Agreement.

10.3	Form of Caesars Entertainment Corporation 2017 Performance Incentive Plan Performance Stock Unit Award Agreement by and between Mark Frissora and Caesars Entertainment Corporation.

10.4	Form of Board Member Stock Grant Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: April 6, 2018	By:	/s/ RENEE BECKER
Renee Becker, Chief Counsel, Corporate & Securities, Assistant Secretary